UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: July 1, 2014

ANADARKO PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices including Zip Code)

(832) 636-1000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2014, Anadarko Petroleum Corporation (the “Company”) entered into a Terms Agreement, dated as of July 1, 2014 (including the Underwriting Agreement (Standard Provisions) dated July 1, 2014 of the Company incorporated therein by reference, the “Terms Agreement”), among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters (collectively, the “Underwriters”), related to the Company’s public offering (the “Offering”) of $1,250,000,000 aggregate principal amount of debt securities, consisting of $625,000,000 aggregate principal amount of its 3.45% senior notes due 2024 and $625,000,000 aggregate principal amount of its 4.50% senior notes due 2044 (collectively, the “Notes”). The Terms Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. In connection with the transactions contemplated by the Terms Agreement, the Company completed the Offering on July 7, 2014. The foregoing description of the Terms Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Terms Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The Underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Notes are governed by the terms of an Indenture, dated as of September 19, 2006, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly, the Bank of New York Trust Company, N.A.), as trustee, as supplemented by that certain First Supplemental Indenture, dated as of October 10, 2006, and that certain Second Supplemental Indenture, dated as of July 15, 2009. The Notes are senior unsecured obligations and rank equal in right of payment to all of the Company’s existing and future senior indebtedness that is not specifically subordinated to the Notes. The Company may, at its option, at any time and from time to time, redeem either series of the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail to each holder’s registered address as set forth in the Officers’ Certificate of the Company dated July 7, 2014 (the “Officers’ Certificate”). The Company intends to use the net proceeds from the offering for general corporate purposes. The terms of the Notes are further described in the prospectus supplement of the Company dated July 1, 2014, together with the related prospectus dated November 8, 2013, as filed with the Securities and Exchange Commission under Rule 424(b)(5) of the Securities Act on July 3, 2014.

The Officers’ Certificate establishing the terms of the Notes and the form of the Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein. A legal opinion regarding the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

On July 1, 2014, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

1.1	Terms Agreement (including the Underwriting Agreement (Standard Provisions) dated July 1, 2014 of Anadarko Petroleum Corporation incorporated therein by reference), dated July 1, 2014, among Anadarko Petroleum Corporation and Barclays Capital Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein.

4.1	Officers’ Certificate of Anadarko Petroleum Corporation dated July 7, 2014 establishing the 3.45% Senior Notes due 2024 and the 4.50% Senior Notes due 2044.

4.2	Form of 3.45% Senior Notes due 2024 (included as Exhibit I to Exhibit 4.1).

4.3	Form of 4.50% Senior Notes due 2044 (included as Exhibit II to Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).

99.1	Company Press Release, dated July 1, 2014, regarding the pricing of the notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION (Registrant)

July 7, 2014	By:	/s/ Robert K. Reeves
Robert K. Reeves
Executive President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

1.1	Terms Agreement (including the Underwriting Agreement (Standard Provisions) dated July 1, 2014 of Anadarko Petroleum Corporation incorporated therein by reference), dated July 1, 2014, among Anadarko Petroleum Corporation and Barclays Capital Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Officers’ Certificate of Anadarko Petroleum Corporation dated July 7, 2014 establishing the 3.45% Senior Notes due 2024 and the 4.50% Senior Notes due 2044.

4.2	Form of 3.45% Senior Notes due 2024 (included as Exhibit I to Exhibit 4.1).

4.3	Form of 4.50% Senior Notes due 2044 (included as Exhibit II to Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).

99.1	Company Press Release, dated July 1, 2014, regarding the pricing of the notes offering.

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